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                                                                    EXHIBIT 23.1



                         Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-105013) pertaining to the 2003 Equity Incentive Plan of SpectraSite, Inc. of our report dated February 18, 2004, with respect to the consolidated financial statements of SpectraSite, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 2003.

/s/ Ernst & Young, LLP
February 24, 2004
Raleigh, North Carolina